                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) September 20, 1999


                               BEST BUY CO., INC.
             (Exact name of registrant as specified in its charter)


                                   MINNESOTA
                 (State or other jurisdiction of incorporation)



            1-9595                                  41-0907483
    (Commission File Number)             (IRS Employer Identification Number)



     7075 Flying Cloud Drive                           55344
     Eden Prairie, Minnesota                        (Zip Code)
(Address of principal executive offices)


        Registrant's telephone number, including area code: 612/947-2000

                                 Not applicable
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

On September 20, 1999, Best Buy Co., Inc. announced that its Board of Directors authorized the Company to repurchase up to $200 million of the Company's Common Stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following is filed as an Exhibit to this Report.

            Exhibit No.          Description of Exhibit
            -----------          ----------------------

            99                   Press Release issued September 20, 1999

                       SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BEST BUY CO., INC.
                                    (Registrant)


Date: September 20, 1999            By:   /s/ Robert C. Fox
                                      ------------------------------------
                                    Name:   Robert C. Fox
                                    Title:  Senior V.P.-Finance & Treasurer

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                               EXHIBIT 99



                         For Immediate Release

                                               For more information: Susan Hoff
                                                         VP - Corp. Comm. & IR.
                                                                 (612) 947-2443
                                                         susan.hoff@bestbuy.com


                          BEST BUY ANNOUNCES EXPANDED
                            SHARE REPURCHASE PROGRAM

Minneapolis, September 20, 1999 - Best Buy Co., Inc. today announced that its Board of Directors has authorized the repurchase of up to $200 million of the Company's common stock. The Company may purchase shares from time to time based upon appropriate market conditions. In August, the Company completed the $100 million repurchase plan authorized last October. The Company currently has approximately 205 million shares outstanding.

"This program was approved based on current market conditions, as well as our goal of creating economic value for our shareholders," said Chairman and CEO Richard M. Schulze. "Our confidence in the long-term outlook for our business enables us to pursue this program, while maintaining the financial strength to support our increased expansion plans." The Company recently announced that it plans to open 55 to 60 new stores next fiscal year, including entry into the New York market.

Statements made in this news release, other than those concerning historical financial information, should be considered forward looking and subject to various risks and uncertainties. Such forward-looking statements are based on management's beliefs and assumptions regarding information currently available, and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results could differ materially from those expressed in the forward-looking statements. Factors that could cause results to vary include, among others, those identified in the Company's filings with the Securities and Exchange Commission. The Company has no obligation to publicly update or revise any of the forward-looking statements that may be in this news release.

Minneapolis-based Best Buy Co., Inc. is the nation's largest volume specialty retailer of consumer electronics, personal computers, entertainment software and appliances. The Company operates 333 retail locations in 36 states, and offers CDs and DVD movies online at http://www.bestbuy.com.

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